UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2026

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation)	003-90866 (Commission File No.)	25-1615902 (I.R.S. Employer Identification No.)
30 Isabella Street Pittsburgh, Pennsylvania (Address of Principal Executive Offices)		15212 (Zip Code)
(412) 825-1000 (Registrant’s Telephone Number, Including Area Code) Not Applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2026, Westinghouse Air Brake Technologies Corporation (the “Company”) established a commercial paper program (the “Program”), pursuant to which the Company may issue short-term, unsecured commercial paper notes (the “Notes”), the payment of which will be unconditionally guaranteed by GE Transportation, a Wabtec Company, RFPC Holding Corp., Transportation IP Holdings, LLC, Transportation Systems Services Operations Inc., Wabtec Components LLC, Wabtec Holding, LLC, Wabtec Railway Electronics Holdings, LLC, Wabtec Transportation Systems, LLC, and Wabtec US Rail, Inc. (the “Guarantors”). The Company may issue Notes from time to time under the Program in an aggregate amount not to exceed $2,000,000,000 outstanding at any time.

The Notes will have maturities of up to 397 days from the date of issue. The Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par or at par and bear interest at rates determined at the time of issuance. As of the date of this Current Report on Form 8-K, the Company has not issued any Notes.

One or more commercial paper dealers will each act as a dealer under the Program (each, a “Dealer,” and collectively, the “Dealers”) pursuant to the terms and conditions of the respective commercial paper dealer agreement entered into among the Company, the Guarantors and each Dealer (each, a “Dealer Agreement,” and collectively, the “Dealer Agreements”). The Dealer Agreements provide the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of the Notes and the guarantees thereof. The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. A national bank will act as the issuing and paying agent under the Program.

Neither the Notes nor the guarantees thereof have been or will be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and the Notes and the guarantees thereof may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes and the guarantees thereof will be issued on a private placement basis under the exemption from registration contained in Section 4(a)(2) of the Securities Act. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any Notes or any guarantee thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ John A. Olin
John A. Olin
Executive Vice President and Chief Financial Officer

Date: October 1, 2026